UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2017 (July 10, 2017)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

(423) 434-8310

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 10, 2017, NN, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with TSUBAKI NAKASHIMA Co., Ltd., a Japanese joint stock company (the “Purchaser”) for the sale of the Company’s global precision bearing components business (the “PBC Business”). Pursuant to the Purchase Agreement, subject to the satisfaction or waiver of certain conditions, the Purchaser has agreed to purchase and acquire the PBC Business for an aggregate purchase price of $375,000,000 in cash, subject to certain adjustments set forth in the Purchase Agreement (the “Transaction”). The Transaction will be effected by (i) the sale of all of the outstanding equity interests in a to be formed Delaware limited liability company and wholly owned subsidiary of the Company, to which the Company will transfer, contribute and assign assets and liabilities primarily related to the domestic operations of the PBC Business, and (ii) the sale by the Company to the Purchaser of all of the outstanding equity of NN International B.V., and its direct or indirect subsidiaries NN Europe S.p.A., NN Netherlands B.V., NN Slovakia, s.r.o., NN d.o.o. Konjic (other than certain minority interests), NN Holdings B.V., NN Precision Bearing Products Co. Ltd., and Kunshan NN Trading Co., Ltd.

The Company’s Board of Directors has unanimously approved the Purchase Agreement, and the transactions contemplated thereby, including the Transaction. The closing of the Transaction is anticipated to occur in the second half of 2017, subject to applicable regulatory approvals and other closing conditions set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by each party, including, among others, covenants with respect to the Company’s operation of the PBC Business during the interim period between the execution of the Purchase Agreement and the consummation of the Transaction. The consummation of the Transaction is subject to customary closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties, subject to materiality exceptions, (ii) that no material adverse effect with respect to the PBC Business has occurred and is continuing as of the closing, (iii) the absence of certain legal impediments to the consummation of the Transaction, (iv) compliance by the parties with their respective obligations under the Purchase Agreement, and (v) the satisfaction of requirements under applicable antitrust, merger control or competition rules and regulations (“Regulatory Approvals”). The closing of the Transaction is not subject to a vote of the respective stockholders of the Company or the Purchaser.

The Purchaser has obtained approximately $360,000,000 in committed debt financing from The Bank of Tokyo-Mitsubishi UFJ, Ltd., in addition to Purchaser’s available cash balances, to fund the purchase price payable to the Company. The availability of the financing, however, is not a condition to the consummation of the Transaction, and the Purchaser will remain subject to the obligations of the Transaction under the Purchase Agreement until the Transaction is consummated or the Purchase Agreement is terminated in accordance with its terms.

Both the Company and the Purchaser have agreed to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to applicable limitations set forth in the Purchase Agreement. In connection with the Transaction, the Company and the Purchaser (or one or more of their respective affiliates) also will enter into certain additional ancillary agreements, including a transition services agreement pursuant to which the Company will provide transition services to the Purchaser for a period of up to 12 months following the closing.

The Purchase Agreement contains certain customary termination rights for the Company and the Purchaser, including the right of each party to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to September 8, 2017 (the

“Termination Date”). In addition, either party may terminate the Purchase Agreement if a governmental entity initiates an administrative or judicial action or proceeding to challenge the Transaction as a violation of any antitrust, merger control or competition rule or regulation (a “Regulatory Challenge”). The Purchase Agreement also requires the Purchaser to pay a termination fee to the Company if the Purchase Agreement is terminated under certain limited circumstances, as follows: (i) if the Purchase Agreement is terminated by any party either because the Transaction has not been completed by the Termination Date and the Regulatory Approvals have not been obtained, or at any time because of a Regulatory Challenge, the Purchaser will be required to pay the Company a cash termination fee of $15,000,000, or (ii) if the Purchase Agreement is terminated by any party because the Transaction has not been completed by the Termination Date and Purchaser has been unable to obtain the funding of the financing under certain limited circumstances as set forth in the Purchase Agreement, the Purchaser will be required to pay the Company a cash termination fee of $18,750,000.

The Company engaged SunTrust Robinson Humphrey, Inc. as its financial advisor in connection with the Transaction and to provide to the Company’s Board of Directors a fairness opinion regarding the consideration to be received for the PBC Business, which fairness opinion was delivered prior to execution of the Purchase Agreement.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of the Company and Purchaser made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered in connection with the signing of the Purchase Agreement. The Company’s disclosure schedules contain information that has been included in the Company’s general prior public disclosures, as well as additional non-public information. While the Company does not believe that the Company’s disclosure schedules contain information required to be publicly disclosed under the securities laws other than information that has already been so disclosed, the Company’s disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and stockholders, or may have been used for the purpose of allocating risk between the Company and Purchaser. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On July 10, 2017, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press release attached hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that the Company or its management believes or anticipates may occur in the future, including all statements regarding the expected date of the closing and potential benefits of the Transaction. All forward-looking statements are based upon the Company’s current expectations, various assumptions, and data available from third parties. The Company’s expectations and assumptions are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements including, but not limited to: the occurrence of any event, change or other circumstance that could delay the closing of the Transaction, the possibility that the Transaction may not be completed and the termination of the Purchase Agreement, the failure to satisfy any of the conditions to the Transaction as set forth in the Purchase Agreement, any adverse effect on the Company’s stock due to the failure to complete the Transaction, potential business disruptions due to Transaction-related uncertainty or otherwise related to the effects of the Transaction and the separation of the PBC Business from our other businesses, including our relationships with affected employees, vendors and customers, costs related to the Transaction, and the possibility that we will be unable to execute on our intended redeployment of net proceeds from the Transaction, whether due to a lack of favorable investment opportunities or otherwise, as well as general economic conditions and economic conditions in the industrial sector, inventory levels, regulatory compliance costs and the Company’s ability to manage these costs, start-up costs for new operations, debt reduction, competitive influences, risks that current customers will commence or increase captive production, risks of capacity underutilization, quality issues, availability and price of raw materials, currency and other risks associated with international trade, the Company’s dependence on certain major customers, and the successful implementation of the global growth plan including development of new products. The Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events. For any forward-looking statements contained in this or any other document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company assumes no obligation to update any such statement unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Purchase Agreement, dated as of July 10, 2017, by and between NN, Inc. and TSUBAKI NAKASHIMA Co., Ltd.*

99.1	Press Release issued by NN, Inc., dated July 10, 2017.

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: July 10, 2017	By:	/s/ Matthew S. Heiter
Matthew S. Heiter
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement, dated as of July 10, 2017, by and between NN, Inc. and TSUBAKI NAKASHIMA Co., Ltd.*

99.1	Press Release issued by NN, Inc., dated July 10, 2017.

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or attachments to the Securities and Exchange Commission upon request.